UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

AIRGAIN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37851	95-4523882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 150 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 579-0200

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 27, 2017, Airgain, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on April 27, 2017, the Company closed its acquisition of substantially all of the assets of Antenna Plus, LLC (“Antenna Plus”).  This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of Antenna Plus and the pro forma financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01	Financial Statements and Exhibits
(a)

Financial statements of businesses acquired.  The audited financial statements of Antenna Plus for the years ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.1 and are included herein by reference.  The consent of KPMG, LLP, Antenna Plus’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)

Pro forma financial information.  The unaudited pro forma financial statements of the Company, after giving effect to the acquisition of assets from Antenna Plus, for the year ended December 31, 2016 are filed herewith as Exhibit 99.2 and are included herein by reference.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG, LLP, independent auditors of Antenna Plus, LLC.
99.1	Audited financial statements of Antenna Plus as of December 31, 2016 and 2015 and for the years ended December 31, 2016 and 2015
99.2	Unaudited pro forma financial statements of the Company as of and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAIN, INC.

Date: July 12, 2017	By:	/s/ Leo Johnson
	Name:	Leo Johnson
	Title:	Chief Financial Officer and Secretary